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Exhibit (a)(1)(B)

        Letter of Transmittal
To Tender Shares of Common Stock
Pursuant to the Offer to Purchase for Cash
Dated June 23, 2017
by
TROPICANA ENTERTAINMENT INC.
and
ICAHN ENTERPRISES HOLDINGS L.P.
of
Up to 5,580,000 Shares of Common Stock
of
Tropicana Entertainment Inc.
at a Purchase Price Not Greater Than $45.00 nor Less Than $38.00 Per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 2, 2017, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE "EXPIRATION TIME")

        Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to Wells Fargo Bank, N.A. (the "Depositary and Paying Agent") as follows:

Wells Fargo Bank, N.A.

By Mail: By 5:00 p.m. NYC time on Expiration Time Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0854	By Facsimile Transmission: By 5:00 p.m. NYC time on Expiration Time Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions (800) 468-9716 (phone) (866) 734-9952 (fax)	By Hand or Overnight Courier:
By 5:00 p.m. NYC time on Expiration Time
Wells Fargo Bank, N.A.
Shareowner Services
Voluntary Corporate Actions
1110 Centre Pointe Curve, Suite 101
Mendota Heights, Minnesota 55120

        Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

FOR OFFICE USE ONLY Approved W-9 Completed

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S)) and/or ACCOUNT STATEMENT	SHARES TENDERED (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)

	Certificate Number(s) and/or indicate Book-Entry	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered (1)(2)

Total Shares Tendered

(1)	If shares are held in Book-Entry form, you MUST indicate the number of shares you are tendering. Otherwise, all shares represented by Book-Entry delivered to the Depositary and Paying Agent will be deemed to have been tendered.
(2)	If you wish to tender fewer than all shares represented by any certificate listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares represented by share certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered. See Instruction 4.
(3)	Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

        Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary and Paying Agent. See Instruction 15.

1st:	2nd:	3rd:	4th:

        ☐     Lost Certificates.    I have lost my certificate(s) for shares and require assistance in replacing the shares. See Instruction 12.

        This Letter of Transmittal is to be used either if certificates for shares (as defined below) are to be forwarded herewith or, unless an agent's message is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary and Paying Agent (as defined below) at the book-entry transfer facility (as defined in Section 3 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the Depositary and Paying Agent prior to the Expiration Time must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

        Your attention is directed in particular to the following:

          1.     If you want to retain your shares, you do not need to take any action.

          2.     If you want to participate in the Offer (as defined below) and wish to maximize the chance of having the Purchasers (as defined below) accept for payment all the shares you are tendering hereby, you should check the box marked "Shares Tendered at Price Determined Under the Offer" below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the purchase price determined in the Offer, your shares will be deemed to be tendered at the minimum price of $38.00 per share.

          3.     If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by Stockholder" below and complete the other portions of this Letter of Transmittal as appropriate.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY AND PAYING AGENT.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AND PAYING AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND PAYING AGENT. ENCLOSE A PHOTO-COPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owners(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box:    ☐

 THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

        By checking ONE of the following boxes below INSTEAD OF THE BOX BELOW UNDER "(2) Shares Tendered at Price Determined Under the Offer," the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by the Purchasers for the shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
ARE BEING TENDERED

☐	$38.00	☐	$39.80	☐	$41.60	☐	$43.40
☐	$38.10	☐	$39.90	☐	$41.70	☐	$43.50
☐	$38.20	☐	$40.00	☐	$41.80	☐	$43.60
☐	$38.30	☐	$40.10	☐	$41.90	☐	$43.70
☐	$38.40	☐	$40.20	☐	$42.00	☐	$43.80
☐	$38.50	☐	$40.30	☐	$42.10	☐	$43.90
☐	$38.60	☐	$40.40	☐	$42.20	☐	$44.00
☐	$38.70	☐	$40.50	☐	$42.30	☐	$44.10
☐	$38.80	☐	$40.60	☐	$42.40	☐	$44.20
☐	$38.90	☐	$40.70	☐	$42.50	☐	$44.30
☐	$39.00	☐	$40.80	☐	$42.60	☐	$44.40
☐	$39.10	☐	$40.90	☐	$42.70	☐	$44.50
☐	$39.20	☐	$41.00	☐	$42.80	☐	$44.60
☐	$39.30	☐	$41.10	☐	$42.90	☐	$44.70
☐	$39.40	☐	$41.20	☐	$43.00	☐	$44.80
☐	$39.50	☐	$41.30	☐	$43.10	☐	$44.90
☐	$39.60	☐	$41.40	☐	$43.20	☐	$45.00
☐	$39.70	☐	$41.50	☐	$43.30

OR

(2) SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER (SEE INSTRUCTION 5)

        By checking the box below INSTEAD OF ONE OF THE BOXES ABOVE UNDER "(1) Shares Tendered at Price Determined by Stockholder," the undersigned hereby tenders shares at the purchase price, as the same shall be determined by the Purchasers in accordance with the terms of the Offer. For purposes of determining the purchase price, those shares that are tendered by the undersigned agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price of $38.00 per share.

        ☐    The undersigned wants to maximize the chance of having the Purchasers purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined by the Purchasers in accordance with the terms of the Offer. THE UNDERSIGNED SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $38.00 PER SHARE.

        CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

 ODD LOTS
(See Instruction 14)

        To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

        ☐    is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

        ☐    is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

        In addition, the undersigned is tendering either (check one box):

        ☐    at the purchase price, as the same will be determined by the Purchasers in accordance with the terms of the Offer (persons checking this box need not indicate the price per share above); or

        ☐    at the price per share indicated above in the section captioned "Price (In Dollars) per Share at Which Shares Are Being Tendered."

CONDITIONAL TENDER
(See Instruction 13)

        A tendering stockholder may condition his, her or its tender of shares upon the Purchasers purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below is purchased by the Purchasers pursuant to the terms of the Offer, none of the shares tendered by you will be purchased. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor before completing this section. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

        ☐    The minimum number of shares that must be purchased from me, if any are purchased from me, is:

                             shares.

        If, because of proration, the minimum number of shares designated will not be purchased, the Purchasers may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his, her or its shares and checked this box:

        ☐    The tendered shares represent all shares held by the undersigned.

Ladies and Gentlemen:

        The undersigned hereby tenders to Tropicana Entertainment Inc., a Delaware corporation (the "Company") and Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises," and together with the Company, the "Purchasers") the above-described shares of common stock, par value $0.01 per share (the "shares"), of the Company, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable tax withholding and without interest, on the terms and subject to the conditions set forth in the Purchasers' Offer to Purchase dated June 23, 2017 (the "Offer to Purchase"), and this Letter of Transmittal (which, together, with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to the shares shall refer to the shares of common stock of the Company and all references to "shares properly tendered" shall refer to "shares properly tendered and not properly withdrawn in the Offer."

        Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers, all right, title and interest in and to all the shares that are being tendered hereby and irrevocably constitutes and appoints Wells Fargo Bank, N.A. (the "Depositary and Paying Agent"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such shares, to (a) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Purchasers, (b) present such shares for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when the same are accepted for purchase by the Purchasers, the Purchasers will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary and Paying Agent or the Purchasers, execute and deliver any additional documents deemed by the Depositary and Paying Agent or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby, all in accordance with the terms of the Offer.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchasers on the terms and subject to the conditions of the Offer.

        It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person's own account unless at the time of tender and at the Expiration Time such person has a "net long position" in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tender to the Purchasers within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares ("Equivalent Securities") that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to the Purchasers within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned's representation and warranty to the Purchasers that (a) the undersigned has a "net long position" in shares or Equivalent Securities at least equal to the shares being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4.

        The undersigned understands that the Purchasers are offering to purchase up to 5,580,000 shares in the aggregate at a price not greater than $45.00 nor less than $38.00 per share, net to the seller in cash, less any applicable tax withholding and without interest, upon the terms and subject to the conditions described in this Offer. The undersigned understands that the Offer is being made severally, and not jointly, by the Company and Icahn Enterprises and upon the terms and subject to the conditions of the Offer, first, the Company will severally, and not jointly, purchase 800,000 of the shares properly tendered (the "Tropicana Share Amount"), and second, Icahn Enterprises will severally, and not jointly, purchase any remaining shares properly tendered, up to a maximum of 4,780,000 shares. The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Purchasers will determine a single per share price, which will be not greater than $45.00 nor less than $38.00 per share (in multiples of $0.10), net to the seller in cash, less any applicable tax withholding and without interest, that they will pay for shares properly tendered, that will allow them to purchase all shares properly tendered up to 5,580,000 shares in the aggregate. If fewer than 5,580,000 (but not fewer than 2,005,000) shares are properly tendered, the undersigned understands that the Purchasers will select the lowest price that will allow them to buy all the shares that are properly tendered. If fewer than 2,005,000 shares are properly tendered, the undersigned understands that the Purchasers will not purchase any of the shares. The undersigned understands that all shares the Purchasers acquire in the Offer will be acquired at the same purchase price regardless of whether the stockholder tendered at a lower price. The undersigned understands that if more than 5,580,000 shares are properly tendered, the Purchasers will purchase all shares properly tendered at or below the Purchase Price on a pro rata basis, except for "odd lots" (lots held by owners of less than 100 shares), which the Purchasers will purchase on a priority basis, and except for each conditional tender whose condition was not met, which the Purchasers will not purchase. The undersigned understands that shares properly tendered, but not purchased pursuant to the Offer will be returned to the tendering stockholders at the Purchaser's expense promptly after the Offer expires.

        In participating in the Offer, the undersigned acknowledges that: (1) the Offer is established voluntarily by the Purchasers, and it may be extended, modified, suspended or terminated by the Purchasers as provided in the Offer; (2) the Offer is being made severally, and not jointly, by the Company and Icahn Enterprises; (3) the undersigned is voluntarily participating in the Offer; (4) the future value of the shares is unknown and cannot be predicted with certainty; (5) any foreign exchange obligations triggered by the undersigned's tender of shares or the recipient of proceeds are solely his or her responsibility; and (6) regardless of any action that the Purchasers take with respect to any or all income/capital gains tax, social security or insurance, transfer tax or other tax-related items ("Tax Items") related to the offer and the disposition of shares, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his or her sole responsibility. In that regard, the undersigned authorizes the Purchasers to withhold all applicable Tax Items legally payable by the undersigned.

        The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned's personal data as described in this document by and among, as applicable, the Purchasers, their respective subsidiaries, and third party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the Offer.

        The undersigned understands that the Purchasers may hold certain personal information about him or her, including, as applicable, but not limited to, the undersigned's name, home address and telephone number, date of birth, social security or insurance number or other identification number, nationality and any shares of stock held in the Company, for the purpose of implementing, administering and managing his or her stock ownership ("Data"). The undersigned understands that

Data may be transferred to any third parties assisting in the implementation, administration and management of the Offer, that these recipients may be located in his or her country or elsewhere, and that the recipient's country may have different data privacy laws and protections than his or her country. The undersigned understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Purchasers. The undersigned authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Offer, including any requisite transfer of such Data as may be required to a broker or other third party with whom held any shares of stock. The undersigned understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Offer. The undersigned understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Purchasers. The undersigned understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Offer. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the undersigned understands that he or she may contact the Purchasers.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificate for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that the Purchasers have no obligation pursuant to the "Special Payment Instructions" to transfer any shares from the name of the registered holder(s) thereof if the Purchasers do not accept for payment any of the shares so tendered.

 NOTE: SIGNATURE MUST BE PROVIDED BELOW.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

        To be completed ONLY if certificates for shares not tendered or not accepted for payment and the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

Issue:
Name	(Please Print)
(Taxpayer Identification or Social Security Number)
Address	(Include Zip Code)

(See IRS Form W-9 Included Herewith and available on the IRS website)

 SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6 and 7)

        To be completed ONLY if certificates for shares not tendered or not accepted for payment and the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Issue:
Name	(Please Print)
Address	(Include Zip Code)

SIGN HERE

(Also Complete IRS Form W-9 Attached Hereto or Applicable IRS Form W-8)

Form W-9 and Form W-8 are also available on the IRS website

(Signature(s) of Stockholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name:	Sign Here:	(Signature(s) of Holders(s) of Shares on the line above)
Name:	Sign Here:	(Signature(s) of Holders(s) of Shares on the line above)
Dated:
Name:	Sign Here:	(Please Print on the line above)
Capacity (full title)
Address
(Include Zip Code)

(Complete Accompanying IRS Form W-9 or Applicable IRS Form W-8)

GUARANTEE OF SIGNATURE(S)
APPLY MEDALLION GUARANTEE STAMP BELOW
(If Required-See Instructions 1 and 6)

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "eligible institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent's message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender shares pursuant to the Offer, either (a) a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary and Paying Agent at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary and Paying Agent at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary and Paying Agent), in each case prior to the Expiration Time, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

        Stockholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary and Paying Agent or complete the procedures for book-entry transfer prior to the Expiration Time may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an eligible institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, in the form provided by the Purchasers, must be received by the Depositary and Paying Agent prior to the Expiration Time and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary, in each case within three business days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchasers may enforce such agreement against such participant.

        The method of delivery of shares, this Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary and Paying Agent (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

        3.    Inadequate Space.    If the space provided in the box entitled "Description of Shares Tendered" in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares of common stock should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders.    If fewer than all the shares represented by any certificate/book entry submitted to the Depositary and Paying Agent are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In that case, if any tendered shares are purchased, a book-entry statement for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Indication of Price at Which Shares are Being Tendered.    For shares to be properly tendered, the stockholder MUST either (1) check the box indicating the price per share at which such stockholder is tendering shares under the section captioned "Price (in Dollars) per Share at Which Shares Are Being Tendered" (stockholders should understand that this election may lower the purchase price and could result in the tendered shares being purchased at the minimum price of $38.00 per share) or (2) check the box in the section captioned "Shares Tendered at Price Determined Under the Offer" in order to maximize the chance of having the Purchasers purchase all of the shares tendered (subject to the possibility of proration). For purposes of determining the purchase price, those shares that are tendered by stockholders agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price. Selecting option (1) could result in none of the stockholder's tendered shares being purchased if the purchase price for the shares turns out to be less than the price selected by the stockholder. Selecting option (2) may lower the purchase price and could result in the stockholder receiving the minimum price of $38.00 per share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of shares. A stockholder wishing to tender portions of such stockholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's shares. The same shares cannot be tendered unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

        6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

        If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Purchasers of his or her authority to so act must be submitted with this Letter of Transmittal. Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

        If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

        7.    Stock Transfer Taxes.    The Purchasers will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        8.    Special Payment.    If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and certificates for any shares not accepted for payment or not tendered are to be issued in the name of a person other than the signer of this Letter of Transmittal the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

        9.    Irregularities.    The Purchasers will, subject to the terms and conditions of the Offer, determine in their respective discretion all questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares, and the Purchasers' determinations will be final and binding on all persons participating in the Offer, subject to such participant's disputing such determination in a court of competent jurisdiction. The Purchasers reserve the absolute right prior to the expiration of the Offer to reject any or all tenders of shares the Purchasers determine not to be in proper form or the acceptance for payment of or payment for which may, in the Purchasers' counsel's opinion, be unlawful. The Purchasers also reserve the absolute right to waive any conditions of the Offer with respect to all stockholders prior to the Expiration Time or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder whether or not the Purchasers waive similar defects or irregularities in the case of other stockholders. No tender of shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchasers shall determine. None of the Purchasers, the Depositary and Paying Agent, the Information Agent (as defined in the Offer to Purchase) or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Purchasers' reasonable interpretation of the terms of and conditions to the Offer, including the Letter of Transmittal and the instructions thereto, will be final and binding on all persons participating in the Offer, subject to such Offer participant's disputing such determination in a court of competent jurisdiction. By tendering shares to the Purchasers, you agree to accept all decisions the Purchasers make concerning these matters and waive any right you might otherwise have to challenge those decisions. The Purchasers strongly encourage stockholders to submit completed tender materials as early as possible after you have properly considered the information in this Offer to Purchase, so that you will have as much time as possible prior the Expiration Time to correct any defects or irregularities in the materials you provide to the Purchasers.

        10.    Backup Withholding.    In order to avoid United States backup withholding at a rate of 28% on payments of cash pursuant to the Offer, a stockholder surrendering shares in the Offer must, unless an exemption applies, provide the Depositary and Paying Agent with such stockholder's correct taxpayer identification number ("TIN") and certify on the Internal Revenue Service (the "IRS") Form W-9 attached to this Letter of Transmittal and available on the IRS website that such TIN is correct, that the stockholder is not subject to backup withholding and that the stockholder is a U.S. person. If a stockholder does not provide a correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such stockholder, and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%.

        Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be refunded or credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is provided to the IRS. Payments of sale proceeds to U.S. stockholders by a broker and payments of dividends generally will be subject to information reporting to the IRS.

        A tendering stockholder is required to give the Depositary and Paying Agent the TIN (i.e., taxpayer identification number or social security number) of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the IRS Form W-9 for additional guidance on which number to report.

        If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write "Applied For" in the space for the TIN on the IRS Form W-9. Notwithstanding that "Applied For" is written in the space for the TIN, the Depositary and Paying Agent will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary and Paying Agent. However, these amounts will be refunded to such stockholder if a TIN is provided to the Depositary and Paying Agent within 60 days.

        In order to establish an exemption from backup withholding, a Non-U.S. Holder must deliver to the Depositary and Paying Agent before the payment is made a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form W-8 available on the IRS website) claiming such exemption. Such forms can be obtained from the Depositary and Paying Agent or the IRS at www.irs.gov.

        11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

        12.    Lost, Destroyed or Stolen Certificates.    If any stock certificate representing shares that you own have been lost, stolen or destroyed, please contact Wells Fargo Shareowner Services, in its capacity as transfer agent (the "Transfer Agent"), at (800) 380-1372 to promptly obtain instructions as to the steps that must be taken in order to replace the certificate. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Please contact the Transfer Agent immediately to permit timely processing of the replacement documentation. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to send the properly completed Letter of Transmittal to the Depositary and Paying Agent immediately to ensure timely processing of documentation.

        13.    Conditional Tenders.    As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

        If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased from you if any are to be purchased from you.

        As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Purchasers accept conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Purchasers may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of common stock and checked the box so indicating. Upon selection by lot, if any, the Purchasers will limit their purchase in each case to the designated minimum number of shares of common stock.

        All tendered shares of common stock will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares of common stock pursuant to the Offer in such a manner that the purchase will be treated as a sale of such shares of common stock by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. If you are an odd lot holder and you tender all of your shares of common stock, you cannot conditionally tender, since your shares of common stock will not be subject to proration. It is the tendering stockholder's responsibility to calculate the minimum number of shares of common stock that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor. See Section 14 of the Offer to Purchase.

        14.    Odd Lots.    As described in Section 1 of the Offer to Purchase, if the Purchasers are to purchase fewer than all shares properly tendered before the Expiration Time and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares at or below the purchase price. This preference will not be available to you unless you complete the section captioned "Odd Lots" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

        15.    Order of Purchase in Event of Proration.    As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

        IMPORTANT.     This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary and Paying Agent prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary and Paying Agent or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time, or the tendering stockholder must comply with the procedures for guaranteed delivery.

        The Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary and Paying Agent at one of its addresses set forth below.

The Depositary and Paying Agent for the Offer is:

Wells Fargo Bank, N.A.

If delivering by mail:	If delivering by hand, express mail, courier or any other expedited service:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

        Delivery of the letter of transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary and Paying Agent.

        Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street
22nd Floor
New York, New York 10005
Toll Free: (866) 745-0273
Email: tpca@dfking.com

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  Exhibit (a)(1)(B)
THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX)
(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)
PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
OR (2) SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER (SEE INSTRUCTION 5)
ODD LOTS (See Instruction 14)
CONDITIONAL TENDER (See Instruction 13)
NOTE: SIGNATURE MUST BE PROVIDED BELOW. SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6 and 7)
SIGN HERE (Also Complete IRS Form W-9 Attached Hereto or Applicable IRS Form W-8) Form W-9 and Form W-8 are also available on the IRS website (Signature(s) of Stockholder(s))
GUARANTEE OF SIGNATURE(S) APPLY MEDALLION GUARANTEE STAMP BELOW (If Required-See Instructions 1 and 6)
INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer